Business Combination, Significant Transaction and Sale of Business - Schedule of Estimated Fair Values Allocated to the Expim Acquired Assets and Assumed Liabilities (Details) - Acquisition of Expim Ltd [Member]
$ in Thousands
Mar. 18, 2025 USD ($)
Schedule of Estimated Fair Values Allocated to the Expim Acquired Assets and Assumed Liabilities [Line Items]
Net liabilities excluding cash acquired	$ (634)
Intangible assets	1,525
Goodwill	3,550
Liabilities in respect of business combinations	(827)
Total assets acquired net of acquired cash	$ 3,614